Exhibit 4.1

[FACE OF CERTIFICATE]

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

NUMBER	SHARES

MAPI – PHARMA LTD.

Fully Paid Non Assessable No Par Value ORDINARY SHARES

CUSIP No. M68008 115

THIS CERTIFIES THAT
IS THE RECORD HOLDER OF

Ordinary Shares of	Mapi – Pharma Ltd.

transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED
ACTION STOCK TRANSFER CORP
2469 E. Ft Union Blvd., #214, Salt Lake City, UT 84121
By: _________________
TRANSFER AGENT – AUTHORIZED SIGNATURE

/s/ Ehud Marom	/s/ Roy Cohen
Chief Executive Officer	Chief Financial Officer

[Mapi - Pharma Ltd. Seal]

[REVERSE CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	________ Custodian __________
TEN ENT -	as tenants by the entireties		(Cust) (Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act_____________________
(State)
		UNIF TRF MIN ACT -	________ Custodian (until age ____)
(Cust)
______ under Uniform Gifts to Minors
(Minor)
To Minors Act__________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE: ____________________________

______________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

_________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________________, Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________________

x_______________________________________ x_______________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.